UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):

April 29, 2009

CHINA RECYCLING ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-12536	90-0093373

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

0000721693	4911-Electric Services	06628887

(Central Index Key)	(Standard Industrial Classification)	(Film Number)

Suite 909, Tower B
Chang An International Building
No. 88 Nan Guan Zheng Jie
Xi An City, Shan Xi Province
China 710068

 (Address of principal executive offices, including zip code)

(011) 86-29-8769-1097
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On April 29, 2009, China Recycling Energy Corporation (the “Company") entered into a Note Subscription and Amendment Agreement ("Agreement”) with Carlyle Asia Growth Partners III, L.P. ("CAGP") and CAGP III Co-Investment, L.P. (together with CAGP, the “Investors").  The Agreement amended certain terms of the Stock and Notes Purchase Agreement, dated November 16, 2007, as amended April 29, 2008 (the “Purchase Agreement”), between the Company and the Investors.

Under the terms of the Agreement, the Company (i) issued and sold to the Investors an 8% Secured Convertible Promissory Note in the principal amount of $3,000,000 to the Investors (the “$3 million Note”) and (ii) amended and restated the 5% Secured Convertible Promissory Note in the principal amount of $5,000,000 previously issued to the Investors under the Purchase Agreement (the “$5 million Note”).  In connection with the Agreement, the Company and the Investors also amended and restated the Registration Rights Agreement, dated November 16, 2007, between the Company and, among others, the Investors (the “Rights Agreement”).

The Company intends to use the net proceeds from the this offering to cover capital expenditures for its operations in China and other working capital needs.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities.

The foregoing is qualified in its entirety by reference to the Agreement, the $3 million Note, the $5 million Note and the Rights Agreement filed herewith as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off- Balance Sheet Arrangement of a Registrant.

See Item 1.01 above, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Note Subscription and Amendment Agreement
10.2	Form of 8% Secured Convertible Promissory Note
10.3	Form of Amended and Restated 5% Secured Convertible Promissory Note
10.4	Amended and Restated Registration Rights Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Recycling Energy Corporation

Date: May 4, 2009	/s/ Xinyu Peng
Xinyu Peng, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Note Subscription and Amendment Agreement
10.2	Form of 8% Secured Convertible Promissory Note
10.3	Form of Amended and Restated 5% Secured Convertible Promissory Note
10.4	Amended and Restated Registration Rights Agreement